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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-8 (No.'s 333-52704, 333-52716, 333-59795 and 333-29745) and Form S-3
(No.'s 333-87103, 333-68197, 333-52971 and 333-47777) of Daou Systems, Inc.,
with respect to the consolidated financial statements and schedule of Daou Systems, Inc. included in the Annual Report on Form 10-K for the year ended December 31, 2001.

                                             ERNST & YOUNG LLP

San Diego, California
March 29, 2002